UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2026

Date of Report (Date of earliest event reported)

TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41229	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C3-2-23A, Jalan 1/152, Taman OUG Parklane

Off Jalan Kelang Lama

58200 Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +60 1 2334 8193

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value (the “Ordinary Shares”), and one-half Redeemable Warrant	TETEF	OTC Pink
Ordinary Sharese	TETWF	OTC Pink
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	TETUF	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 30, 2026, Technology & Telecommunication Acquisition Corporation (the “Company” or “Parent”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). On February 25, 2026, the record date for the Extraordinary General Meeting, there were 3,418,316 Class A Ordinary Shares of the Company entitled to be voted at the Extraordinary General Meeting among which 3,407,509 ordinary shares of the Company or 99.68% were represented in person or by proxy.

1.	Reincorporation Proposal

Shareholders approved by way of a special resolution and adopted the merger of the Company with and into TETE TECHNOLOGIES INC, a Cayman Islands exempted company formed for the sole purpose of merging with Technology & Telecommunication Acquisition Corporation ( “PubCo”), with PubCo being the surviving entity (the “Reincorporation Merger Surviving Entity”) and thereby reincorporating in the Cayman Islands (collectively the “Reincorporation Merger”). We refer to this proposal as the “Reincorporation Merger Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
3,407,509	0	0

2.	Business Combination Proposal

Shareholders approved by way of an ordinary resolution and adopted the Amended and Restated Agreement and Plan of Merger, dated as of August 2, 2023, as amended (the “Business Combination Agreement”), by and among the Company, PubCo, TETE INTERNATIONAL INC, a Cayman Islands exempted Company and wholly owned subsidiary of PubCo (“Merger Sub”), Bradbury Capital Holdings Inc., a Cayman Islands exempted company (“Holdings”) (iv) Super Apps Holdings Sdn. Bhd., a Malaysian private limited company and wholly owned subsidiary of Holdings (the “SuperApps”), (v) Technology & Telecommunication LLC, in the capacity as the representative from and after the effective time of the business combination (the “Effective Time”) for the shareholders of Parent (other than the shareholders of the SuperApps as of immediately prior to the Effective Time and their successors and assignees), and (vi) Loo See Yuen, in the capacity as the representative from and after the date hereof for the shareholders of the SuperApps as of immediately prior to the Effective Time. Promptly after the Reincorporation Merger, the following shall occur: (a) Merger Sub shall be merged with and into Holdings, (b) the separate corporate existence of Merger Sub shall thereupon cease, and Holdings shall be the “Merger Surviving Corporation”, and (c) the Merger Surviving Corporation shall become a wholly-owned Subsidiary of the Reincorporation Merger Surviving Corporation. We refer to this proposal as the “Business Combination Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
3,407,509	0	0

3.	Change of Name Proposal

Shareholders approved by way of an ordinary resolution a proposal to consider and vote upon PubCo’s change of post-Business Combination corporate name from “TETE TECHNOLOGIES INC” to “Bradbury Capital Inc.” We refer to this proposal as the “Change of Name Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
3,407,509	0	0

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4.	M&A Proposal

Shareholders approved by way of an ordinary resolution the adoption by the sole member of PubCo, of the Amended and Restated Memorandum and Articles of Association of PubCo. We refer to this proposal as the “M&A Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
3,407,509	0	0

5.	Nasdaq Proposal

Shareholders by an ordinary resolution approved the issuance of more than 20% of PubCo ordinary shares pursuant to the terms of the Business Combination Agreement and the private investment in public equity investment as required by Nasdaq Listing Rules 5635(a), (b), and (d). We refer to this proposal as the “Nasdaq Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
3,407,509	0	0

6.	The Equity Incentive Plan Proposal

Shareholders by an ordinary resolution approved the Bradbury Capital Inc. Incentive Plan.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
3,407,509	0	0

7.	Director Election Proposal

Shareholders approved the election, effective as of the effective time of the Business Combination, of Loo See Yuen, Chow Wing Loke, Alan Fung, Virginia Jaqveline Chan, and Soon Chong Seng as the directors of the PubCo, with. We refer to this proposal as the “Directors Proposal”.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
3,407,509	0	0

Each of the proposals described above was approved by TETE’s shareholders. TETE’s shareholders elected to redeem an aggregate of 1,153 ordinary shares in connection with the General Meeting.

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Important Information About the Proposed Business Combination and Where to Find It

For additional information on the proposed transaction, see TETE’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, TETE intends to file relevant materials with the SEC, including a proxy statement with the SEC, and will file other documents regarding the proposed transaction with the SEC. TETE’s shareholders and other interested persons are advised to read, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about Super Apps and TETE and the Business Combination. TETE has mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement. Before making any voting or investment decision, investors and shareholders of TETE are urged to carefully read the entire proxy statement, and any other relevant documents filed with the SEC, as well as any amendments or supplements thereto, because they contain important information about the proposed transaction. The documents filed by TETE with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to TETE at address No C3-2-23A, Jalan 1/152, Taman OUG Parklane Off Jalan Kelang Lama58200 Kuala Lumpur, Malaysia.

Participants in the Solicitation

TETE and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from TETE’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in TETE is included in the proxy statement for the proposed Business Combination when available at www.sec.gov. Other information regarding the interests of the participants in the proxy solicitation is included in the proxy statement pertaining to the proposed Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Super Apps and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of TETE in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the proxy statement for the proposed Business Combination.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement filed with the SEC. Shareholders, potential investors and other interested persons should read the proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the digital payment industry, including changes in demand for the Company’s services; (ii) the Company’s growth prospects and market size; (iii) the Company’s projected financial and operational performance; (iv) new product and service offerings by the Company may introduce in the future; (v) the potential transaction, including the implied enterprise value and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TETE’s securities; (vii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the proposed Business Combination by the shareholders of TETE (viii) the effect of the announcement or pendency of the proposed Business Combination on TETE’s or the Company’s business relationships, performance and business generally; (ix) the outcome of any legal proceedings that may be instituted against TETE or the Company related to the proposed Business Combination or any agreement related thereto; (x) the ability to maintain the listing of TETE on Nasdaq; (xi) the price of TETE’s securities, including volatility resulting from changes in the competitive and regulated industry in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure; (xii) the ability to implement business pans, forecasts, and other expectations after the completion of the proposed Business Combination and identify and realize additional opportunities; and (xiii) other statements regarding TETE’s or the Company’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement relating to the transaction, which was filed by TETE with the SEC, other documents filed by TETE from time to time with SEC, and any risk factors made available to you in connection with TETE, the Company, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of the Company and TETE) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. TETE and the Company caution that the foregoing list of factors is not exclusive.

No Offer or Solicitation

This Current Report on Form 8-K relates to a proposed Business Combination between TETE and Super Apps Sdn. Bhd., and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of TETE or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2026

TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION

By:	/s/ Tek Che Ng
Name:	Tek Che Ng
Title:	Chief Executive Officer

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